UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

August 2, 2005

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter).

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6705 Rockledge Drive, Suite 900, Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 24(b))

☐ Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 24(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02 – Results of Operations and Financial Condition

On August 2, 2005, Coventry Health Care, Inc. issued a news release regarding its results of operations for the quarter and six months ended June 30, 2005 and its financial condition as of the period then ended. A copy of the news release is furnished herewith as Exhibit 99.1 and is not deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in the Company’s filings under the Securities Exchange Act of 1933.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01 – Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit
99.1

Coventry Health Care, Inc.’s press release dated August 2, 2005 containing financial results for the quarter and six months ended June 30, 2005 (furnished pursuant to filing guidance contained in SEC
Release 33-8176).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By: /s/ Shawn M. Guertin
Shawn M. Guertin
Executive Vice President, Chief Financial Officer and Treasurer

Dated: August 2, 2005

Exhibit Index

Exhibit No.	Description of Exhibit
99.1

Coventry Health Care, Inc.’s press release dated August 2, 2005 containing financial results for the quarter and six months ended June 30, 2005 (furnished pursuant to filing guidance contained in SEC
Release 33-8176).